UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 30, 2003

MBNA AMERICA BANK, NATIONAL ASSOCIATION

ON BEHALF OF THE

MBNA MASTER CREDIT CARD TRUST II

(Exact name of registrant as specified in its charter)

United States	333-104089	51-0331454
State or other jurisdiction of incorporation	(Commission File Number)	IRS Employer Identification No.)

Wilmington, DE 19884-0781

(Address of principal executive office)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former Name or Address, if Changed Since Last Report)

ITEM 1.	Changes in Control of Registrant.

Not Applicable.

ITEM 2.	Acquisition or Disposition of Assets.

Not Applicable.

ITEM 3.	Bankruptcy or Receivership.

Not Applicable.

ITEM 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

ITEM 5.	Other Events.

Not Applicable.

ITEM 6.	Resignation of Registrant’s Directors.

Not Applicable.

ITEM 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

4.1	Eighth Amendment to the Pooling and Servicing Agreement, dated as of June 27, 2003.

ITEM 8.	Change in Fiscal Year.

On June 27, 2003 MBNA Master Credit Card Trust II changed its fiscal year end to June 30 from December 31. A Form 10-K will be filed to cover the transition period from January 1, 2003 to June 30, 2003.

ITEM 9.	Regulation FD Disclosure.

Not Applicable.

ITEM 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

ITEM 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable.

ITEM 12.	Results of Operations and Financial Condition.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2003

MBNA AMERICA BANK, NATIONAL ASSOCIATION, on behalf of the MBNA Master Credit Card Trust II, as Servicer

By:	/s/ CHRISTOPHER A. HALMY
Name:	Christopher A. Halmy
Title:	First Vice President

Exhibit Index

Exhibit No.	Description
4.1	Eighth Amendment to the Pooling and Servicing Agreement, dated as of June 27, 2003.